UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ENTERCOM COMMUNICATIONS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

1. & 2. Election of Class A and Other Directors: David J. Berkman (Class A) Daniel E. Gold (Class A) Joseph M. Field (Other) David J. Field (Other) John C. Donlevie (Other) Robert S. Wiesenthal (Other) Michael J. Wolf (Other) 3. Approval of an amendment to the Entercom Equity Compensation Plan to eliminate the sublimit on the number of shares of restricted stock/RSUs which may be granted thereunder. 4. Approval of the following advisory resolution regarding the Company's Executive Compensation:"RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED." 5. Advisory vote on the frequency of advisory votes on executive compensation. 6. Ratification of the Selection of the Company's independent registered public accounting firm for the year ending December 31, 2011. 7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. NOMINEES: Important Notice of Availability of Proxy Materials for the Shareholder Meeting of ENTERCOM COMMUNICATIONS CORP. To Be Held On: Tuesday, May 17, 2011 at 9:00 AM Crowne Plaza Philadelphia Main Line Hotel, 4100 Presidential Boulevard Philadelphia, Pennsylvania 19131 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/10/11. Please visit http://www.entercom.com/proxymaterial.php, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER Please note that you cannot use this notice to vote by mail.

PROXY	PROXY

ENTERCOM COMMUNICATIONS CORP.

PROXY FOR CLASS B COMMON STOCK

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

TUESDAY, MAY 17, 2011 AT 9:00 AM

The undersigned holder of Class B Common Stock, par value $0.01, of Entercom Communications Corp. (the “Company”) hereby appoints Stephen F. Fisher and John C. Donlevie or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this proxy all Class B Common Stock of the Company that the undersigned shareholder would be entitled to vote if personally present at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, May 17, 2011 at 9:00 a.m. local time, at the Crowne Plaza Philadelphia Main Line Hotel, 4100 Presidential Boulevard, Philadelphia, Pennsylvania 19131, and at any adjournments or postponements of the Annual Meeting. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING SHAREHOLDERS OF

ENTERCOM COMMUNICATIONS CORP.

May 17, 2011

CLASS B COMMON STOCK

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 17, 2011.  THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT www.entercom.com.  CLICK ON THE “INVESTORS” TAB AND SELECT “PROXY MATERIAL.”

Please sign, date and mail

your proxy card in the

envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS (i) A “FOR” VOTE WITH RESPECT TO PROPOSALS 2-4 AND 6; and (ii) “THREE YEARS” WITH RESPECT TO PROPOSAL 5.

2.         Election of  Other Directors.

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ FOR ALL EXCEPT:

☐ Joseph M. Field; ☐ David J. Field; ☐ John C. Donlevie; ☐ Robert S. Wiesenthal; ☐ Michael J. Wolf.

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here ☒.

3                             Approval of an amendment to the Entercom Equity Compensation Plan to eliminate the sublimit on the number of shares of restricted stock/RSUs which may be granted thereunder.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.         Approval of the following advisory resolution regarding the Company’s Executive Compensation:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.         Advisory vote on the frequency of advisory votes on executive compensation.

☐ ONE YEAR	☐ TWO YEARS	☐ THREE YEARS	☐ ABSTAIN

6.         Ratification of the Selection of the Company’s independent registered public accounting firm for the year ending December 31, 2011.

☐ FOR	☐ AGAINST	☐ ABSTAIN

7.                          In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement in which Proposals 2 - 6 are fully explained.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. If you provide a proxy without indicating how you wish to vote, all of your shares will be voted at the discretion of your proxies on any matter that may be properly brought before the Annual Meeting, except to the extent such discretionary voting is not permitted by any applicable rules or regulations. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

Signature of Shareholder	Date	Signature of Shareholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

ANNUAL MEETING OF SHAREHOLDERS OF

ENTERCOM COMMUNICATIONS CORP.

May 17, 2011

CLASS A COMMON STOCK

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

Important Notice Regarding The Availability of Proxy Materials For The Shareholder Meeting To Be Held on May 17, 2011. The Proxy Statement and Annual Report are available at http://www.entercom.com. Click on the "Investors" Tab and select "Proxy Material."

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20733040300000000000 5 051711

THE BOARD OF DIRECTORS RECOMMENDS (i) A "FOR" VOTE WITH RESPECT TO PROPOSALS 1-4 AND 6; and (ii) "THREE YEARS" WITH RESPECT TO PROPOSAL 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. & 2. Election of Class A and Other Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ David J. Berkman (Class A)
- ○ Daniel E. Gold (Class A)
- ○ Joseph M. Field (Other)
- ○ David J. Field (Other)
- ○ John C. Donlevie (Other)
- ○ Robert S. Wiesenthal (Other)
- ○ Michael J. Wolf (Other)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
3. Approval of an amendment to the Entercom Equity Compensation Plan to eliminate the sublimit on the number of shares of restricted stock/RSUs which may be granted thereunder.	☐	☐	☐
4. Approval of the following advisory resolution regarding the Company's Executive Compensation:"RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."	☐	☐	☐

	1 year	2 years	3 years	ABSTAIN
5. Advisory vote on the frequency of advisory votes on executive compensation.	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
6. Ratification of the Selection of the Company's independent registered public accounting firm for the year ending December 31, 2011.	☐	☐	☐

7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement in which Proposals 1 - 6 are fully explained.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. If you provide a proxy without indicating how you wish to vote, all of your shares will be voted at the discretion of your proxies on any matter that may be properly brought before the Annual Meeting, except to the extent such discretionary voting is not permitted by any applicable rules or regulations. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 14475 ENTERCOM COMMUNICATIONS CORP. PROXY FOR CLASS A COMMON STOCK THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, MAY 17, 2011 AT 9:00 AM The undersigned holder of Class A Common Stock, par value $0.01, of Entercom Communications Corp. (the "Company") hereby appoints Stephen F. Fisher and John C. Donlevie or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this proxy all Class A Common Stock of the Company that the undersigned shareholder would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 17, 2011 at 9:00 a.m. local time, at the Crowne Plaza Philadelphia Main Line Hotel, 4100 Presidential Boulevard, Philadelphia, Pennsylvania 19131, and at any adjournments or postponements of the Annual Meeting. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters. (Continued and to be signed on the reverse side.) PROXY PROXY